PROMISSORY NOTE

$955,756.22                                              Springfield, New Jersey
                                                         March 5, 1998


     FOR VALUE RECEIVED, the undersigned, FRANKLIN CONSOLIDATED MINING COMPANY, INC., a Delaware corporation (hereinafter referred to as the "Maker") promises to pay to POS FINANCIAL, INC., a New Jersey corporation (hereinafter referred to as the "Lender"), or order, the principal sum Nine Hundred and Fifty Five Thousand, Seven Hundred and Fifty Six Dollars and Twenty Two Cents ($955,756.22) from December 31, 1997 until the note is paid in full pursuant to the following terms and conditions.

1. Interest Rate.

     The unpaid amount of this Promissory Note shall bear interest at the rate of Eight (8%) percent, per annum.

2. Computation of Interest.

     Interest chargeable hereunder shall be calculated from December 31,1997 on all amounts outstanding until the date when the Note is paid in full. Interest not paid when due shall be added to the unpaid principal balance and shall thereafter bear interest at the same rate as principal. All payments hereunder are to be applied first to the payment of accrued interest and the balance remaining to the payment of principal.

3. Payment.

     All principal and accrued interest shall be due and payable on May 4, 1998.

4. Extension.

     If Maker informs Lender, in writing, at least ten (10) days prior to the due date under the terms of this note of its inability to make the required payment of principal and interest; Lender may, in its sole discretion, extend the note until June 4, 1998.

5. Prepayment.

     This note may be prepaid, in whole or in part, without prepayment penalty.

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6.  Security Agreement.

     The obligations evidenced by this Promissory Note are secured by certain collateral as set forth in that certain Security Agreement of even date herewith (the "Security Agreement"). A copy of the Security Agreement is attached hereto and marked Exhibit "A".

7.  Waivers.

     Except as may be set forth herein or in the Security Agreement, Maker, for itself and for its legal representatives, successors, and assigns, expressly waives presentment, protest, demand, notice of dishonor, notice of nonpayment, notice of maturity, notice of protest, notice of intent to accelerate, notice of acceleration, presentment for the purpose of accelerating maturity, and diligence in collection.

8.  Default - Security Interests.

     It is expressly agreed that, upon the occurrence of an event of default under the promissory note and/or security agreement, the unpaid principal balance of this Promissory Note, together with interest accrued thereon, shall be immediately due and payable as provided in the promissory note and Security Agreement, without presentment, demand, protest, or notice of protest, of any kind, all of which are hereby expressly waived. It is further understood that this note is secured by, among other things, any of the security interests granted to Lender under the Security Agreement and under any other agreement between Lender and Maker which is executed in connection with the Promissory Note and Security Agreement, in connection herewith, or in connection with the transaction contemplated hereunder ("Collateral Documents"). All of the covenants, conditions, warranties, representations and agreements contained in such collateral documents, are hereby incorporated herein and made a part hereof.

9.  Events of Default.

     If any one or more of the following events (each an "Event of Default") shall occur, such occurrence shall be deemed an "Event of Default" under this
Note:

          (i) Failure of the Maker to make any payment of principal or interest under this note as and when the same shall become due and payable, whether at maturity or by acceleration.

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          (ii) The Maker shall make a general assignment for the benefit of creditors, file a petition in bankruptcy, be adjudicated insolvent or bankrupt, suffer an order for relief under any federal bankruptcy law, petition or apply to any tribunal for the appointment of a custodian, receiver or any trustee for the Maker or a substantial part of the assets of the Maker or a third party shall file for involuntary relief against the Maker

          (iii) The maker shall breach any provision of this Promissory Note, the Security Agreement or any collateral documents to this transaction.


10. Attorney's Fees and Costs

     In the event it should become necessary to employ counsel to collect under the terms of this Promissory Note, Maker agrees to pay all reasonable attorney's fees and costs of the Lender irrespective of whether suit is brought.

11. Amendments

     This Promissory Note may not be changed, modified or amended without a written document containing such changes, modifications or amendments executed by the Lender and Maker.

12. Choice of Law.

     This Promissory Note and all transactions hereunder and/or evidenced hereby shall be governed by, construed under, and enforced in accordance with the laws of the State of New Jersey.

13. Trial By Jury.

     Maker hereby waives any right to trial by jury in any action or proceeding relating to this Promissory Note.


                                      Franklin Consolidated Mining Company, Inc.
                                      A Delaware Corporation


                                      By /s/  J. Terry Anderson
                                      --------------------------------
                                      J. Terry Anderson, President


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              ASSIGNMENT OF INTEREST AND ASSUMPTION OF LIABILITIES

     For value received, U.S. Mining, Inc., the Assignor, hereby assigns to Franklin Consolidated Mining Company, Inc., the Assignee, all of its right, title and interest in a certain California General Partnership, dated February 26, 1993 (as amended from time to time), known as the Zeus Joint Venture, together with all liabilities associated therewith, as set forth in Exhibit "A", a copy of which is attached hereto and incorporated herein by reference.

     For value received, Franklin Consolidated Mining Company, Inc., hereby accepts the assignment of U.S. Mining, Inc's right, title and interest in a certain California General Partnership, dated February 26, 1993 (as amended from time to time), known as the Zeus Joint Venture, and assumes all liabilities associated therewith, as set forth in Exhibit "A", a copy of which is attached hereto and incorporated herein by reference.


Date: December 1, 1997                Assignor
                                      U.S. Mining, Inc.
                                      A New Jersey Corporation


                                      By /s/ William C. Martucci
                                      ------------------------------------------
                                      William C. Martucci, President

Date: December 1, 1997                Assignee
                                      Franklin Consolidated Mining Company, Inc.
                                      A Delaware Corporation


                                      By /s/ J. Terry Anderson
                                      ------------------------------------------
                                      J. Terry Anderson, President

                                   EXHIBIT "A"

                                   ASSIGNMENT


     For good and valuable consideration, receipt of which is acknowledged, POS, Financial, Inc., a New Jersey corporation (hereinafter referred to as "Assignor") hereby assigns to US Mining, Inc., a New Jersey corporation (hereinafter referred to as the "Assignee") all of its right, title and interest in that certain Promissory Note, dated March 5, 1998, in the principal amount of Nine Hundred and Fifty Five Thousand, Seven Hundred and Fifty Six Dollars and Twenty Two Cents ($955,756.22) wherein Franklin Consolidated Mining Company, Inc., a Delaware corporation is the maker and Assignor is the Payee. A copy of said Promissory Note is attached hereto, marked Exhibit "A" and incorporated herein by reference.


Date: March 5, 1998                   POS, FINANCIAL, INC.
                                      A New Jersey corporation


                                      By /s/ William C. Martucci
                                      ------------------------------------------
                                      William C. Martucci
                                      President

                                   EXHIBIT "D"

                               SECURITY AGREEMENT


     THIS SECURITY AGREEMENT (the "Agreement") is entered into on May 5, 1998 by and between, U.S. MINING, INC., a New Jersey corporation (hereinafter referred to as the "Lender") and FRANKLIN CONSOLIDATED MINING COMPANY, INC., a Delaware corporation

                                    RECITALS

     WHEREAS, Borrower has, by way of a separate document entitled, "Loan Agreement" dated as of the date of this Agreement, acknowledged the existance of a monetary obligation between Borrower and Lender. The monetary obligation is evidenced by two promissory notes, one of which is referred to (in the Loan Agreement) as the "Existing Indebtedness" and one of which is referred to (in the Loan Agreement) as the "Additional Advances".

     WHEREAS, the Loan Agreement further acknowledges the possibility that Lender may advance additional funds, in the future, to Borrower.

     WHEREAS, Borrower is a corporation in good standing in the State of Delaware and is authorized to enter into the type of arrangement envisioned by this Agreement, the Promissory Notes and any necessary collateral documentation.

     WHEREAS, Lender and Borrower are desirous of securing what has been termed, in the Loan Agreement, the "Existing Indebtedness" and the "Additional Advances" and any future advances that Lender may make to Borrower.


     NOW THEREFORE, in consideration of the mutual covenants, conditions, representations, and warranties hereinafter set forth and for other good and valuable consideration, the parties hereto mutually agree as follows:

                                       I.
                          Definitions and Construction

1.01. The following terms, as used in this Agreement, have the following meanings:

          (a) Code means the Colorado Uniform Commercial Code, as amended and supplemented from time to time, and any successor statute.


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          (b) Collateral means that property, both personal property and real property, and tangible and intangible property set forth in Exhibit "A", a copy of which is attached hereto and incorporated herein by reference.

          (c) Ob1igations means all obligations of Borrower under this Agreement and the Promissory Notes (as defined herein), any other collateral documentation and all costs and expenses attendant with this transaction.

1.02. Unless the context of this Agreement clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, and the term "including" is not limiting. The words "hereof," "herein," "hereby," "hereunder" and other similar terms refer to this Agreement as a whole and not to any particular provision of this Agreement. Any references herein to any promissory notes includes any replacement, substitutions, alterations, amendments, extensions, modifications, renewals, or supplements thereto or thereof, as applicable. Neither the Agreement nor any uncertainty or ambiguity herein shall be construed or resolved against any party hereto, whether under any rule of construction or otherwise. On the contrary, the Agreement has been reviewed by each party and shall be construed and interpreted according to the ordinary meaning of the words used so as to fairly accomplish the purposes and intentions of the parties hereto.

                                       II.
                          Pledge and Further Assurances

2.01. Borrower agrees that it will cooperate with Lender and shall execute and deliver or cause to be executed and delivered, to Lender a UCC-1 Financing Statement in the form of Exhibit "B", a copy of which is attached hereto, a Deed of Trust in the form of Exhibit "C", a copy of which is attached hereto instruments and other documents, and shall take all further action, at the expense of Borrower, from time to time reasonably requested by Lender, in order to maintain a continuing, first-priority perfected security interest in the Collateral in favor of Lender, and to enable Lender to exercise and enforce Lender's rights and remedies hereunder with respect to the Collateral. All certificates or instruments representing or evidencing the Collateral shall be delivered promptly to Lender or Lender's designated Attorney-in-Fact for the benefit of Lender pursuant hereto and shall be in suitable form for transfer or assignment in blank, all in form and substance satisfactory to the Lender or Lender's designated representative.


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                                      III.
                    Representations, Warranties and Covenants

     Borrower warrants, represents and covenants that:

3.01. There are no restrictions upon the transfer of any of the Collateral, and Borrower is the sole and beneficial owner of the Collateral and has the right to pledge and grant a security interest in or otherwise transfer such Collateral free of any encumbrances or rights of third parties.

3.02. All of the Collateral is and shall remain free from all liens, claims, encumbrances and purchase-money or other security interests.

3.03. The execution and delivery of this Agreement creates a valid, perfected, and first-priority interest in the Collateral in favor of Lender.

3.04. All books, records and documents relating to the Collateral are and will be genuine and in all respects what they purport to be.

3.05. All covenants, representations and warranties contained in this Agreement shall be true and correct at the time of the execution of this Agreement and shall be deemed to be continuing.

                                       IV.
                                Events of Default

     The occurrence of any of the following events shall constitute an Event of Default hereunder:

4.01. The failure of Borrower to pay any amount required to be paid pursuant to the Promissory Notes, whether at maturity or by acceleration.

4.02. Borrower shall make a general assignment for the benefit of creditors, file a petition in bankruptcy, be adjudicated insolvent or bankrupt, suffer an order for relief under any federal bankruptcy law, petition or apply to any tribunal for the appointment of a custodian, receiver or any trustee for the Borrower or a substantial part of the assets of Borrower or a third party shall file for involuntary relief against the Borrower.

4.03. Borrower shall breach any provision of the Promissory Notes, this Security Agreement or any collateral documents to this transaction.


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                                       V.
                              Remedies Upon Default

5.01. Upon the occurrence of an Event of Default, Lenders shall have, in addition to any other rights given by law or in this agreement, or in any other documents related to an Obligation, all of the rights and remedies with respect to the personal property Collateral of a secured party under the Code.

                                       VI.
                               General Provisions

6.01. This Agreement shall be binding and deemed effective when executed by Borrower and accepted and executed by Lender.

6.02. The enumeration herein of Lender's rights and remedies is not intended to be exclusive, and such rights and remedies are in addition to and not by way of limitation of any other rights or remedies that the Lender may have under the Code or other applicable law. Lender shall have the right, in Lender's sole discretion, to determine which rights and remedies are to be exercised and in which order. The exercise of one right or remedy shall not preclude the exercise of any others, all of which shall be cumulative.

6.03. No act, failure to act, or delay by Lender shall constitute a waiver of any of Lender's rights and remedies. No single or partial waiver by Lender of any provision of this Agreement or any other Loan Document, or of a breach or default hereunder or thereunder, or of any right or remedy which the Lender may have, shall operate as a waiver of any other provision, breach, default, right, or remedy or of the same provision, breach, default, right, or remedy on a future occasion. No waiver by Lender shall affect Lender's right to require strict performance of this Agreement.

6.04. If any provision of this Agreement shall be prohibited or invalid, under applicable law, it shall be effective only to such extent without invalidating the remainder of the Agreement.

6.05. This Agreement shall be deemed to have been made in the State of Colorado and shall be governed by and interpreted in accordance with the laws of such state.

6.06. All of Borrower's representations and warranties contained in this Agreement shall survive the execution, delivery, and acceptance thereof by the parties.

6.07. In the event it shall be necessary to enforce any provision hereof; Lender shall be entitled to reimbursement of all of Lenders' reasonable costs and


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expenses, including without limitation: (a) attorney's and paralegals fees and disbursements of counsel to Lenders, (b) costs and expenses of lien searches,
(c) charges attendant with actions to perfect, protect, and continue the security interest created herein, (d) fees and costs incurred by Lenders to defend any claims made or threatened against the Lenders arising out of the transaction contemplated hereby. The parties agree that attorney's fees and costs incurred in enforcing any judgment are recoverable as a separate item in addition to fees and costs incurred in obtaining the judgment, and are not to be deemed merged into any judgment. In the event of a dispute between the parties arising out of this Agreement or otherwise, the prevailing party, as determined by a court of competent jurisdiction, shall be entitled to recovery of reasonable attorney's fees and costs incurred in connection with litigation or other resolution of the dispute whether or not litigation is initiated.

6.08. Except as otherwise provided herein, all notices, demands and requests that either party is required or elects to give to the other shall be in writing, shall be delivered personally against receipt, or sent by recognized overnight courier service, or mailed by registered or certified mail, return receipt requested, postage prepaid and shall be addressed as follows:

Borrower:
                  J. Terry Anderson
                  President
                  Franklin Consolidated Mining Company, Inc.
                  76 Beaver Street
                  Suite 500
                  New York, New York 10005

Lender:
                  William Martucci
                  President
                  U.S. Mining, Inc.
                  3 Dundar Road
                  Springfield, New Jersey 07081


6.09. The provisions of this Agreement shall be binding upon and inure to the benefit of the respective representatives, successors and assigns of the parties hereto.

6.10. This Agreement is intended by Borrower and Lender to be the final, complete, and exclusive expression of the agreement between them. This Agreement supersedes any and all prior oral or written agreements relating to the subject matter hereof. No modifications, recission, waiver, release or amendment of any provision of this Agreement shall be made, except by written agreement executed by the parties hereto.



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6.11. This Agreement may be executed in any number of counterparts and by Lender and Borrower in separate counterparts, each of which shall be an original, but all of which shall together constitute one and the same agreement.

6.12. The captions contained in this agreement are for convenience only, are without substantive meaning and should not be construed to modify, enlarge, or restrict any provision.


                                              Lender
                                              U.S. Mining, Inc.
                                              A New Jersey corporation


                                          By /s/ William C. Martucci
                                             ----------------------------------
                                             WILLIAM C. MARTUCCI
                                             President


                                        Borrower
                                        Franklin Consolidated Mining Co. Inc.
                                        A Delaware corporation


                                      By /s/ J. Terry Anderson
                                         --------------------------------------
                                         J. TERRY ANDERSON
                                         President


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                                   EXHIBIT "A"

                                   COLLATERAL

     All mining claims and mining properties as well as all of Borrower's right, title and interest of whatsoever nature, in and to that certain Mineral Lease, including any extensions thereto, dated November 12, 1976 between David I. Hayden and Audrey I. Hayden, husband and wife, Dorothy L. Kennec, individually and Dorothy L. Kennec trustee and Gold Developers and Producers, Incorporated, and all of Borrower's right, title and interest in and to all mines, minerals, lodes, veins dips and spurs, dumps, plants, fixtures, equipment, improvements, water rights and/or any and all other rights, casements, and/or appurtenances whatsoever relating thereto, including, without limitation, all of the exclusive right, title and interest of Borrower to mine, extract, explore, develop, mill, store, remove, and market all of the minerals, metals, ore materials of whatsoever nature or sort to be found either on, in, under, upon and/or belonging to or associated with or used or usable in connection with the property rights and interest or related in any way to the subsurface of that certain property known as the Franklin Mine and Mill site located in the County of Clear Creek, in the State of Colorado.